Supplement to the
Fidelity® Select Portfolios®
April 29, 2006
Prospectus

The following information replaces the biographical information for Natural Resources Portfolio found in the "Fund Management" section on page 80.

Matthew Friedman is co-manager of Natural Resources Portfolio, which he has managed since June 2004. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

John Dowd is co-manager of Natural Resources Portfolio, which he has managed since May 2006. Mr. Dowd joined Fidelity Investments as an equity research analyst in 2005. Previously, Mr. Dowd a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 2005.

SEL-06-07 May 11, 2006
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